UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2019

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street, Suite 110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2019, One Stop Systems, Inc., a Delaware corporation (the “Company”), entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Noble Capital Markets, Inc., a Florida corporation (“Noble”), under which the Company may issue and sell through Noble, acting as its agent, shares of Common Stock for aggregate gross proceeds of up to $10,000,000. Noble may sell the Common Stock by any method permitted by law, including sales deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including without limitation, sales made directly on The Nasdaq Capital Market (“Nasdaq”), on any other existing trading market for the Common Stock or to or through a market maker. Noble may also sell the Common Stock in negotiated transactions, subject to the Company’s prior approval. The Company will pay Noble a commission equal to 3.0% of the gross proceeds from the sale of shares of the Company’s Common Stock, except as otherwise provided in the Distribution Agreement.

The Distribution Agreement will terminate on the earliest of (1) the sale of all Common Stock subject to the Distribution Agreement, or (2) termination of the Distribution Agreement by the Company or Noble. Noble may terminate the Distribution Agreement at any time in certain circumstances, including (i) the occurrence of a material adverse change that, in Noble’s reasonable judgment, may impair its ability to sell the Common Stock, (ii) the Company’s failure to perform or fulfil a condition under of the Distribution Agreement, or (iii) a suspension or limitation of trading of the Company’s Common Stock on Nasdaq. Each of the Company and Noble may terminate the Distribution Agreement at any time upon ten (10) days prior notice to the other party.

The description of the terms of the Distribution Agreement is qualified in its entirety by the text of the Distribution Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.

Item 8.01	Other Events

The Company issued a press release on June 26, 2019 announcing the offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

5.1	Legal Opinion of Procopio, Cory, Hargreaves & Savitch LLP

10.1	Equity Distribution Agreement dated June 26, 2019, by and between One Stop Systems, Inc. and Noble Life Science Partners a division of Noble Capital Markets, Inc.

23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included within the opinion filed as Exhibit 5.1)

99.1	Press Release dated June 26, 2019 regarding public offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: June 26, 2019	By:	/s/ Steve Cooper
Steve Cooper
President and Chief Executive Officer